UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.                      )

Check the appropriate box:
☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement
ING PARTNERS, INC.
(Name of Registrant As Specified In Its Charter)
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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INFORMATION STATEMENT

June 7, 2010

ING PARTNERS, INC.

ING American Century Small-Mid Cap Value Portfolio

Toll Free:  (800) 262-3862

7337 East Doubletree Ranch Road

Scottsdale, Arizona  85258-2034

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DISCUSSION OF THE INFORMATION STATEMENT

This Information Statement is being furnished in connection with the implementation of a new sub-advisory agreement for ING American Century Small-Mid Cap Value Portfolio (the “Portfolio”), effective April 1, 2010. The Portfolio is organized as a separate series of ING Partners, Inc. (“IPI” or the “Company”). As discussed below, American Century Investment Management, Inc. (“American Century”), a wholly-owned subsidiary of American Century Companies, Inc. (“ACC”), has sub-advised the Portfolio since March 2002.

On February 16, 2010, American Century announced that as part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the 86-year-old founder of American Century, Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC (the “Transaction”).  The Transaction may be deemed to be a change of control of both ACC and American Century and therefore an assignment which triggered the automatic termination of the sub-advisory agreement previously in place with American Century with respect to the Portfolio. Shortly after the announcement of the Transaction, the Portfolio’s investment adviser, Directed Services LLC (“DSL”), upon the approval of the Portfolio’s Board of Directors, entered into an interim, replacement sub-advisory agreement with American Century effective February 16, 2010. The parties subsequently executed a permanent sub-advisory agreement effective April 1, 2010. Re-appointing American Century as the sub-adviser to the Portfolio, under the new sub-advisory agreement, resulted in no change in the personnel managing the Portfolio, in the services that American Century provides to the Portfolio or in the sub-advisory fees paid by the Portfolio under the previous sub-advisory agreement.

DSL has obtained an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) granting “Manager-of-Managers” relief that permits DSL to enter into a new sub-advisory agreement with an unaffiliated sub-adviser on behalf of a fund that it manages without obtaining shareholder approval of the new agreement, under certain conditions.  Any new sub-advisory agreement must be approved by a majority of the Directors who are not “interested persons” of the Company within the meaning of that term under the Investment Company Act of 1940.  Further, as a condition of such exemption, DSL must furnish shareholders of the affected funds with certain information about the new sub-advisory agreement.  This Information Statement is intended to comply with that condition.

THE COMPANY IS NOT ASKING YOU FOR A PROXY REGARDING THE NEW SUB-ADVISORY AGREEMENT FOR THE PORTFOLIO AND YOU ARE REQUESTED NOT TO SEND A PROXY WITH RESPECT TO THE NEW SUB-ADVISORY AGREEMENT DISCUSSED IN THIS INFORMATION STATEMENT.

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ING PARTNERS, INC.

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(800) 262-3862

NOTICE TO THE SHAREHOLDERS

OF

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

June 7, 2010

This Information Statement is being furnished in connection with the approval of a new sub-advisory agreement for ING American Century Small-Mid Cap Value Portfolio (the “Portfolio”), effective April 1, 2010. The Portfolio is a separate series of ING Partners, Inc. (“IPI” or the “Company”). This Notice will be mailed on or about June 7, 2010 to shareholders of record as of the close of business on April 1, 2010. The Information Statement is also available online at www.proxyvote.com/ing.

Shares of the Portfolio are not offered directly to the public but are sold to qualified pension and retirement plans (each a “Qualified Plan”) and to separate accounts (“Separate Accounts”) of certain participating life insurance companies (“Participating Insurance Companies”) and are used to fund variable annuity and/or variable life insurance contracts (each a “Variable Contract” and collectively, “Variable Contracts”). Participants in a Qualified Plan (“Plan Participants”) or Variable Contract owners who select the Portfolio for investment through a Qualified Plan or Variable Contract, respectively, have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. The Qualified Plan or Participating Insurance Company that uses the Portfolio as a funding vehicle, is, in most cases, the true shareholder of the Portfolio. As such and for ease of reference throughout this Information Statement, Plan Participants and Variable Contract owners will be referred to as “shareholders” of the Portfolio.

Overview of the Transaction

American Century Investment Management, Inc. (“American Century”), a wholly-owned subsidiary of American Century Companies, Inc. (“ACC”), has sub-advised the Portfolio since March 2002, under a sub-advisory agreement dated March 29, 2002 (the “American Century Former Agreement”). The American Century Former Agreement was last approved by the Board of Directors (“Board” or “Directors”) of IPI on November 12, 2009.

On February 16, 2010, American Century announced that as part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the 86-year-old founder of American Century, Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC (the “Transaction”).

ACC’s certificate of incorporation provides for three classes of common stock: Class A, Class B and Class C. Class A common stock represents one vote per share; Class B common stock represents 10,000 votes per share; and Class C common stock has no voting rights. Class B shares are entitled to elect 75% of ACC’s Board. A trust (the “Trust”) holds Class B shares that represent approximately 40% of the combined voting power of the common stock. Prior to the announcement of the Transaction, Mr. Stowers served as the trustee of the Trust.  Pursuant to the trust agreement governing the Trust (the “Trust Agreement”), as trustee of the Trust, Mr. Stowers had the ability to vote and to dispose of the Class B shares owned by the Trust. Under Section 2(a)(9) of the Investment Company Act of 1940, as amended (the “1940 Act”), Mr. Stowers’ control of greater than 25% of the voting securities created a presumption that he controlled ACC.

On the February 16, 2010, pursuant to the terms of the Trust Agreement, Mr. Brown succeeded Mr. Stowers as the trustee of the Trust. Mr. Brown currently serves as co-chairman of ACC’s Board and also serves as co-chairman of the Board of Stowers Resource Management, Inc. (“SRM”) and chairman of the Board of the Stowers

Institute for Medical Research (“SIMR”). As trustee, Mr. Brown has the responsibility to manage the affairs of the Trust, which include managing the Trust property, distributing income to its beneficiaries, voting the shares of ACC stock held by the Trust, and complying with the Trust Agreement’s dispositive provisions upon the occurrence of specific events.  During his lifetime, Mr. Brown may designate other qualified individuals and corporations to act as trustee. Should he fail to do so, Mr. David A. Welte shall become the successor trustee.  Mr. Welte currently serves as a member of ACC’s Board and also serves as Executive Vice President and General Counsel of SRM and as a member of the Board of SRM and SIMR. Should neither Mr. Brown nor Mr. Welte be able to act as trustee or designate someone to act in his place, a majority of the members of the Executive Committee of SRM’s Board shall make such appointment. Pursuant to the terms of the Trust Agreement, the ultimate beneficiary of the Trust, including the ACC stock held by the Trust, is SRM, SIMR or another tax-exempt member of the Stowers Group of Companies.

The 1940 Act requires that an agreement under which a registered investment adviser serves as the sub-adviser to an investment company must provide for the automatic termination of the agreement in the event of its “assignment” (as defined under the 1940 Act).  A sale or transfer of a controlling block of an investment adviser’s voting securities generally is deemed to result in an assignment of the investment adviser’s advisory agreements.  The Transaction constituted the transfer of a controlling block of voting securities of ACC, resulting in the assignment and automatic termination of the American Century Former Agreement, effective February 16, 2010.

In order to assure that uninterrupted sub-advisory services continue to be provided to the Portfolio, upon the termination of the American Century Former Agreement, at a special telephonic meeting on February 25, 2010, the Board of the Portfolio approved an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between Directed Services LLC (“DSL” or the “Adviser”) and American Century in reliance upon Rule 15a-4(b)(1) of the 1940 Act.  Between February 16, 2010 and April 1, 2019, the Portfolio was managed subject to the terms of the Interim Sub-Advisory Agreement, which contained the same terms as the American Century Former Agreement.

The Interim Sub-Advisory Agreement was replaced by a new sub-advisory agreement (the “New Sub-Advisory Agreement”) with respect to the Portfolio between DSL and American Century, which was approved by the Board at an in-person meeting on March 25, 2010.  Under the New Sub-Advisory Agreement, which became effective on April 1, 2010, American Century has continued to provide day-to-day management services to the Portfolio.  The material terms of the New Sub-Advisory Agreement are substantially similar to those of the American Century Former Agreement.  A copy of the New Sub-Advisory Agreement is attached to this Information Statement at Appendix A.

IPI has obtained an exemption from the U.S. Securities and Exchange Commission (“SEC”) that permits the Adviser to change the sub-adviser for a fund and to enter into new sub-advisory agreements, with unaffiliated sub-advisers, without obtaining shareholder approval.  Any such change must be approved by a majority of the Directors, and, as a condition of such exemption, the Adviser must furnish shareholders of the affected funds with certain information about the changes and the new sub-adviser.  This Notice is intended to comply with that condition.  American Century and/or its affiliate(s) will incur the cost of preparation of this Notice.

The Portfolio’s Annual Report, including audited financial statements for the fiscal year ended December 31, 2009, was sent to shareholders on or about February 28, 2010. In addition, the Portfolio’s Semi-Annual Report (unaudited) for the period ended June 30, 2010, will be sent to shareholders on or about August 31, 2010.

The Portfolio will furnish an additional copy of its Annual Report or Semi-Annual Report to a shareholder upon request, without charge, by writing to the Company at the following address: ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258 or by calling 1-800-992-0180.

As of April 1, 2010, the following shares of beneficial interest of the Portfolio were outstanding:

ING American Century Small-Mid Cap Value Portfolio

Share Class	Shares Outstanding
Class ADV	1,218,872.286
Class I	5,875,302.888
Class S	5,922,729.620
Class S2	513.699
Total	13,017,418.493

To the best of IPI’s knowledge, as of April 1, 2010, the following persons owned beneficially or of record 5% or more of any class of the Portfolio:

ING American Century Small-Mid Cap Value Portfolio

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Portfolio
ING National Trust 1 Orange Way Windsor, CT 06095-4773	77.4% Class ADV; 6.1% Class I; 11.2% Class S; Beneficial	15.1%

ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 One Orange Way B3N Windsor, CT 06095	22.6% Class ADV; 90.2% Class I; 82.9% Class S; Beneficial	80.6%

Reliastar Life Insurance Company 1 Orange Way Windsor, CT 06095	100.0% Class S2; Beneficial	1.9%

*  Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

To the best of IPI’s knowledge, as of April 1, 2010, the Directors and officers of the Company beneficially owned, as a group, less than 1% of any class of the Portfolio.

Service Providers to the Portfolio

DSL, a Delaware limited liability company, serves as the investment adviser to the Portfolio.  DSL has overall responsibility for the management of the Portfolio. DSL provides or oversees all investment advisory and portfolio management services for, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.  DSL is registered with the SEC as an investment adviser and is registered with the Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.  As of December 31, 2009, DSL managed over $38.3 billion in registered investment company assets.  DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380.

DSL is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep” or “ING”), which is located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries.  With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand. ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include DSL and its affiliates, would be divested by ING Groep by the end of 2013.  While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Portfolio and potential termination of the Portfolio’s advisory agreements, which may trigger the need for shareholder approval of new agreements.

ING Funds Services, LLC (“ING Funds Services”), an affiliate of DSL, serves as the administrator to the Portfolio. ING Funds Services’ principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  ING Funds Services receives an administrative services fee from the Portfolio equal to 0.25%, computed as a percentage of the Portfolio’s average daily net assets. ING Funds Services received approximately $219,836 for its services to the Portfolio for the fiscal year ended December 31, 2009.

ING Funds Distributor, LLC (“IFD”) is the principal underwriter and distributor of the Portfolio. IFD’s principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  IFD is an affiliate of DSL and an indirect, wholly-owned subsidiary of ING Groep.  IFD received $141,691 for its services to the Portfolio for the fiscal year ended December 31, 2009.

DSL, IFD and ING Funds Services continued to provide advisory, distribution, and administrative services, respectively, to the Portfolio following the Transaction and the implementation of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement. See Appendix B for a listing of the names, addresses and principal occupations of the principal executive officers of DSL and a listing of the names, addresses and principal occupations of the principal executive officers of the Company who are also officers of DSL.

As discussed above, American Century served as the sub-adviser to the Portfolio prior to the Transaction. Under the American Century Former Agreement, DSL paid American Century $583,499 in sub-advisory fees for American Century’s services to the Portfolio for the fiscal year ended December 31, 2009.  During the fiscal year ended December 31, 2009, the only affiliated broker-dealer to which the Portfolio paid brokerage commissions was JP Morgan Securities, which received $2,809 or 1.68% of the total brokerage commissions paid by the Portfolio during the fiscal year.

NEW SUB-ADVISORY AGREEMENT BETWEEN DIRECTED SERVICES LLC

AND AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

Background

DSL serves as the investment adviser to the Portfolio pursuant to an investment management agreement between DSL and the Company on behalf of the Portfolio (the “Investment Management Agreement”), dated May 1, 2003.  The Investment Management Agreement provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Portfolio’s operations, DSL may engage, subject to the approval of the Board and, where required, the shareholders of the Portfolio, sub-advisers to provide day-to-day advisory services to the Portfolio.  DSL may delegate to the sub-advisers duties, among other things, to formulate and implement the Portfolio’s investment program, including the duty to determine what securities will be purchased and sold for the Portfolio.

The Investment Management Agreement was last renewed by the Board, including a majority of the Directors who are not “interested persons” of the Company within the meaning of that term under the 1940 Act (“Independent Directors”) on November 12, 2009.

For the services it provides to the Portfolio under the Investment Management Agreement, the Portfolio pays DSL an annual management fee of 1.00% of the Portfolio’s average daily net assets payable on a monthly basis. The Portfolio paid approximately $879,340 in advisory fees to DSL for fiscal year ended December 31, 2009.

In accordance with the provisions for delegation of authority permitted under the Investment Management Agreement, DSL entered into the American Century Former Agreement with American Century. Pursuant to the American Century Former Agreement, DSL delegated to American Century sub-advisory duties, including responsibility for the day-to-day management of the Portfolio, under the supervision of DSL.  The American Century Former Agreement was last approved by the Portfolio’s initial shareholder on February 6, 2002 in connection with the Portfolio’s commencement of operations. Thereafter, the American Century Former Agreement has been approved annually by the Board including a majority of the Independent Directors.

The Transaction

On February 16, 2010, American Century announced that as part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the 86-year-old founder of American Century, Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC.

After approving the Interim Sub-Advisory Agreement during a special telephonic meeting held on February 25, 2010 (discussed on pages 1 and 2 of this Information Statement), the Board of IPI met in person on March 25, 2010 to consider whether to approve the New Sub-Advisory Agreement. As discussed more fully below, the Board determined to approve the New Sub-Advisory Agreement to assure continuity of investment advisory services to the Portfolio after the Transaction. A copy of the New Sub-Advisory Agreement is attached to this Information Statement at Appendix A. The New Sub-Advisory Agreement became effective on April 1, 2010 and will remain in effect, unless otherwise terminated, for an initial term ending on November 30, 2011.

Discussion of the Sub-Adviser

American Century is a wholly-owned subsidiary of ACC and has been an investment adviser since 1958. American Century and ACC are principally located at 4500 Main Street, Kansas City, Missouri 64111. As of December 31, 2009 American Century had $85.9 billion in assets under management.

Through February 16, 2010 and between February 16, 2010 and April 1, 2010, American Century served as the sub-adviser to the Portfolio under the American Century Former Agreement and the Interim Sub-Advisory Agreement, respectively, and, subject to the supervision and control of DSL and the Board, determined the securities to be purchased for and sold from the Portfolio.  Effective April 1, 2010, American Century continues to serve as the sub-adviser to the Portfolio under the New Sub-Advisory Agreement between DSL and American Century.  Subject to the supervision and control of DSL and the Board, American Century determines the securities to be purchased for and sold from the Portfolio.  These services will continue to be provided to the Portfolio unless terminated by action of the Board.

A listing of the names, addresses, and the principal occupations of the principal executive officers of American Century is set out on Appendix B of this Information Statement.  As of April 1, 2010, no Director or officer of the Portfolio was an officer, trustee, employee, general partner or shareholder of American Century.

The Transaction did not result in a change to the personnel managing the Portfolio or its investment strategy.

Fees Charged to Funds Comparable to the Portfolio

Under the New Sub-Advisory Agreement, American Century continues to manage the Portfolio in the same manner in which it managed the Portfolio under the American Century Former Agreement.

The chart below sets forth the names of other investment companies with investment objectives and strategies similar to those of the Portfolio, for which American Century acts as an investment adviser or sub-adviser, the annual rate of compensation and the net assets of the investment company as of December 31, 2009.

Name of Comparable Fund	Net Assets Of the Comparable Fund (in millions)	Advisory Fee Rate (based on each Comparable Fund’s average daily net assets)(1)
American Century Small Cap Value Fund (Institutional Class)	$1,689	1.05% of the first $2.5 billion; and 0.80% over $2.5 billion

American Century Mid Cap Value Fund (Institutional Class)	$506.8	0.80%

Investment Strategies of the Portfolio

The New Sub-Advisory Agreement that DSL entered into with American Century did not result in a change to the manner in which the Portfolio is managed.  The Portfolio’s primary investment objective will continue to be long-term capital growth, with income as a secondary objective. The Portfolio will pursue this objective by investing at least 80% of its net assets in the equity securities of small- and mid-capitalization companies.

There will be no change in the personnel managing the Portfolio, as it will continue to be managed by a team of portfolio managers comprised of Benjamin Z. Giele, James Pitman, Phillip N. Davidson, Kevin Toney and Michael Liss.

(1) American Century provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by American Century.

The Terms of the New Sub-Advisory Agreement

A copy of the New Sub-Advisory Agreement is attached to this Information Statement at Appendix A. The description of the New Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix A.

The material terms of the New Sub-Advisory Agreement are substantially similar to those of the American Century Former Agreement, with the exception of the effective dates and the initial terms of each agreement.

Under the New Sub-Advisory Agreement, as was the case under the American Century Former Agreement, American Century acts as the sub-adviser to the Portfolio and supervises and directs the Portfolio’s investments.  In this capacity American Century furnishes the Portfolio with investment advisory services in connection with a continuous investment program for the Portfolio, and manages the Portfolio’s investments in accordance with its investment objective, investment policies and restrictions, as set forth in the Portfolio’s Prospectus and Statement of Additional Information.  Subject to the supervision and control of DSL, which in turn is subject to the supervision and control of the Board, American Century, in its discretion, determines and selects the securities to be purchased for and sold from the Portfolio and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

Under the terms of both the American Century Former Agreement and the New Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its obligations under the New Sub-Advisory Agreement, American Century would not be liable to the Company, its shareholders or DSL for any act or omission resulting in any loss suffered by the Company, the Portfolio or the Portfolio’s shareholders in connection with any service provided under the American Century Former Agreement or New Sub-Advisory Agreement.

The sub-advisory fee payable under the New Sub-Advisory Agreement is computed at an annual rate, as a percentage of the Portfolio’s average daily net assets, in accordance with the schedule set out below.

Portfolio	Annual Sub-Advisory Fee (as a % of average daily net assets)
ING American Century Small-Mid Cap Value Portfolio	0.65% of first $50 million; 0.60% of the next $50 million; 0.55% of the next $100 million; 0.50% of the next $50 million; 0.45% of the next $100 million; and 0.40% thereafter.

The sub-advisory fee payable by DSL to American Century under the American Century Former Agreement remained at the same level under the New Sub-Advisory Agreement. For its fee, American Century continues to furnish at its expense all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties under the New Sub-Advisory Agreement. DSL paid approximately $583,499 in annual sub-advisory fees to American Century for the fiscal year ended December 31, 2009.

Each of the American Century Former Agreement and New Sub-Advisory Agreement provides that neither American Century nor any of its directors, officers, employees or agents shall be liable to DSL or the Company for any loss or expense suffered by DSL or the Company resulting from its acts or omissions as sub-adviser to the Portfolio, except for losses or expenses to DSL or the Company resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, American Century’s duties under the New Sub-Advisory Agreement.

The New Sub-Advisory Agreement may be terminated with respect to the Portfolio as follows:  (1) without the payment of any penalty, by vote of the Company’s Board or by a vote of a majority of the outstanding voting securities of the Portfolio on sixty (60) days’ prior written notice to American Century; (2) by DSL: (i) on at least one-hundred and twenty (120) days’ prior written notice to American Century, without the payment of any penalty;

(ii) upon material breach by American Century of any of the representations and warranties, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if American Century becomes unable to discharge its duties and obligations under the New Sub-Advisory Agreement; and (3) by American Century at any time, without the payment of any penalty, on at least ninety (90) days’ prior notice to DSL. The New Sub-Advisory Agreement terminates automatically in the event of its assignment as such term is described in the 1940 Act.

The New Sub-Advisory Agreement was approved by the Board, including a majority of the Independent Directors, on March 25, 2010.

Factors Considered by the Board

At a meeting of the Board of IPI held on March 25, 2010, the Board, including a majority of the Independent Directors, determined to re-appoint American Century as the sub-adviser to the Portfolio under the New Sub-Advisory Agreement. In determining whether to approve the New Sub-Advisory Agreement, the Board received and evaluated such information as it deemed necessary for an informed determination. The materials provided to the Board in support of the sub-advisory arrangement with American Century included the following:  (1) a memorandum from DSL discussing the change of control of American Century and the resulting assignment and automatic termination of the American Century Former Agreement; (2) responses from American Century to questions posed by K&L Gates LLP, independent legal counsel, on behalf of the Independent Directors; (3) supporting documentation, including a copy of the form of the New Sub-Advisory Agreement; and (4) other information relevant to the Board’s evaluation.  In addition, the Board considered the information provided periodically in presentations to the Board regarding American Century in connection with its management of mutual funds in the ING Funds complex, including the Portfolio.  Such information included, among other things, detailed analysis of the Portfolio’s performance, including attribution analysis, provided at regular Board meetings.

The Board’s consideration of whether to approve the New Sub-Advisory Agreement took into account several factors including, but not limited to, the following: (1) DSL’s view with respect to American Century’s management of the Portfolio; (2) the nature and quality of the services currently being provided and to be provided by American Century under the New Sub-Advisory Agreement; (3) the personnel, operations, and investment management capabilities of American Century after the consummation of the Transaction, including American Century’s representations that the portfolio management personnel providing day-to-day management services to the Portfolio would remain the same after the consummation of the Transaction; (4) the level of the compensation to be paid by DSL to American Century under the New Sub-Advisory Agreement in light of the services to be provided by American Century and the fact that there would be no change in the advisory fees payable by the Portfolio, or the projected profitability of DSL, in connection with the Transaction; (5) American Century’s representations that the Transaction would not adversely affect the nature and quality of services provided to the Portfolio and that the Transaction was not expected to have a material adverse effect on the ability of American Century to provide those services; (6) American Century’s operations and compliance program, including its policies and procedures intended to assure compliance with the federal securities laws, which had previously been approved by the Board as part of its oversight of the Portfolio and other funds in the ING Funds complex; (7) a description of American Century’s current business continuity and disaster recovery plan and assurances that such plan is expected to remain in place following the Transaction; and (8) American Century’s Code of Ethics, which had previously been approved for the Portfolio, and related procedures for complying with that Code of Ethics.

After its deliberation, the Board of IPI reached the following conclusions:  (1) American Century should be appointed as the sub-adviser to the Portfolio under the New Sub-Advisory Agreement and continue to provide advisory services to the Portfolio; and (2) the sub-advisory fee rate payable by DSL to American Century under the New Sub-Advisory Agreement is fair and reasonable in the context of all factors considered by the Board and in light of the nature, extent and quality of the services to be provided by American Century.

Based on these conclusions and other factors, the Board voted to approve the New Sub-Advisory Agreement on behalf of the Portfolio.  The Independent Directors relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the New Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and was not the result of any one factor.  Moreover, each Independent Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the New Sub-Advisory Agreement.

Expenses Related to the Information Statement

The Portfolio will not pay the expenses incurred in connection with providing this Information Statement to shareholders. American Century and/or its affiliate(s) will pay these expenses, including the printing and mailing of the Information Statement.

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APPENDIX A

INVESTMENT SUB-ADVISORY AGREEMENT

between

DIRECTED SERVICES LLC

and

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

INVESTMENT SUBADVISORY AGREEMENT, made as of the 1st day of April, 2010, between Directed Services LLC (the “Adviser”), a limited liability company duly organized in the State of Delaware, and American Century Investment Management, Inc. (“Subadviser”), a corporation organized and existing under the laws of the State of Delaware.

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of May, 2003, as amended (“Advisory Agreement”), with ING Partners, Inc. (“Company”), which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Company is and will continue to be a series fund having one or more investment portfolios, each with its own assets, investment objectives, policies and restrictions; and

WHEREAS, the Company shareholders are and will be (1) separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the “Policies”) under which income, gains, and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies, (2) qualified pension and retirement plans outside the separate account context, and (3) the investment adviser of certain affiliated open-end management investment companies registered under the 1940 Act or any of the Adviser’s affiliates; and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”); and

WHEREAS, pursuant to authority granted to the Adviser in the Advisory Agreement, the Adviser wishes to retain the Subadviser to furnish investment advisory services to one or more of the series of the Company, and the Subadviser is willing to furnish such services to the Company and the Adviser.

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1.             Appointment.  The Adviser hereby appoints the Subadviser to act as the investment sub-adviser and manager to the series of the Company set forth on Appendix A hereto (collectively, the “Portfolio”) for the period and on the terms set forth in this Agreement.  The Subadviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Company designates one or more series (other than the Portfolio) with respect to which the Adviser wishes to retain the Subadviser to render investment advisory services hereunder, it shall notify the Subadviser in writing.  If the Subadviser is willing to render such services, it shall notify the Adviser in writing, whereupon such series shall become a Portfolio hereunder, and be subject to this Agreement.

2.         Duties of the Subadviser

A.        Investment Subadvisory Services.  Subject to the supervision of the Board and the Adviser, the Subadviser shall act as the investment Subadviser and shall supervise and direct the investments of the Portfolio in accordance with its investment objective, policies, and restrictions as provided in the Company’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), and such other limitations as the Company may impose by notice in writing to the Subadviser.  The Subadviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and individual securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of each Portfolio in a manner consistent with each Portfolio’s investment objective, policies, and restrictions, and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended (“Code”).  To implement its duties, the Subadviser is hereby authorized to:

(i)    buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets on behalf of each Portfolio; and

(ii)   place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Subadviser may select.

B.        Subadviser Undertakings.  In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with the Company’s Articles of Incorporation, By-Laws, and current Prospectus and with the reasonable written instructions and directions of the Board and the Adviser.  The Subadviser hereby agrees to:

(i)    regularly (but no less frequently than quarterly) report to the Board and the Adviser (in such form as the Adviser and Subadviser mutually agree) with respect to the implementation of the investment program and, in addition, provide such statistical information and special reports concerning the Portfolio and/or important developments materially affecting the investments held, or contemplated to be purchased, by the Portfolio, as may reasonably be requested by the Board or the Adviser and agreed to by the Subadviser, including attendance at Board meetings, as reasonably requested, to present such information and reports to the Board;

(ii)   consult with the Company’s pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may be deemed illiquid for purposes of the 1940 Act and for which market quotations are not readily available;

(iii)  provide any and all information, records and supporting documentation about accounts the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Portfolio which may be reasonably necessary, under applicable laws, to allow the Company or its agent to present historical performance information concerning the Subadviser’s similarly managed accounts, for inclusion in the Company’s Prospectus and any other reports and materials prepared by the Company or its agent, in accordance with regulatory requirements and as agreed by the Adviser and the Subadviser;

(iv)  establish appropriate personnel contacts with the Adviser and the Company’s Administrator in order to provide the Adviser and Administrator with information as reasonably requested by the Adviser or Administrator; and

(v)   execute account documentation, agreements, contracts and other documents as the Adviser shall be requested by brokers, dealers, counterparties and other persons to execute in connection with its management of the assets of the Portfolio, provided that the Subadviser receives the express agreement and consent of the Adviser and/or the Board to execute such documentation, agreements, contracts and other documents.  The Adviser’s express agreement and consent shall be deemed granted to the extent the Subadviser is acting in accordance with the Company’s registration statement as may be amended from time to time.  In such respect, and only for this limited purpose, the Subadviser shall act as the Adviser and/or the Portfolio’s agent and attorney-in-fact.

C.        The Subadviser, at its expense, will furnish: (i) all necessary investment and management facilities and investment personnel, including salaries, expenses and fees of any personnel required for it to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment required for it to faithfully and fully perform its duties and obligations under this Agreement.

D.        The Subadviser shall not be responsible for any of the following expenses of the Company or its Portfolio:

(i)            Expenses of all audits by the Company’s independent public accountants;

(ii)           Expenses of the Company’s transfer agent(s), registrar, dividend disbursing agent(s), and shareholder recordkeeping services;

(iii)          Expenses of the Company’s custodial services, including recordkeeping services provided by the custodian;

(iv)          Expenses of obtaining quotations for calculating the value of the Portfolio’s net assets;

(v)           Expenses of obtaining Portfolio activity reports;

(vi)          Expenses of maintaining the Portfolio’s tax records;

(vii)         Salaries and other compensation of any of the Company’s executive officers and employees;

(viii)        Taxes, if any, levied against the Company or any of its series;

(ix)           Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Portfolio;

(x)            Costs, including the interest expenses, of borrowing money for the Portfolio;

(xi)           Costs and/or fees incident to meetings of the Company’s shareholders, the preparation and mailings of prospectuses and reports of the Company to its shareholders (provided that such costs and/or fees are not incurred solely due to the corporate actions of the Subadviser), the filing of reports and regulatory bodies, the maintenance of the Company’s existence, and the registration of shares with federal and state securities or insurance authorities;

(xii)          The Company’s legal fees, including the legal fees related to the registration and continued qualification of the Company’s shares for sale;

(xiii)         Costs of printing stock certificates, if any, representing Shares of the Fund;

(xiv)        Directors’ fees and expenses of directors of the Company;

(xv)         The Company’s or the Portfolio’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

(xvi)        The Company’s association membership dues, if any;

(xvii)       Extraordinary expenses of the Company as may arise, including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Company to indemnify its directors, officers, employees, shareholders, distributors, and agents with respect thereto;

(xviii)      The Company’s organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions; and

(xix)         Meeting the Company’s dividend and distribution requirements of Subchapter M of the Code.

E.         The Subadviser will select brokers and dealers to effect all Portfolio transactions subject to the conditions set forth herein.  The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolio in accordance with such policies or practices as described in the current Prospectus as amended from time to time.  In placing orders for the purchase or sale of investments for the Portfolio, in the name of the Portfolio or their nominees, the Subadviser shall use its best efforts to obtain for the Portfolio the most favorable price and best execution available, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

Subject to the appropriate policies and procedures approved by the Adviser and the Board, and provided to the Subadviser in writing, the Subadviser may, but shall be under no obligation to, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, cause the Portfolio to pay a broker or dealer that provides brokerage or research services to the Subadviser, an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser’s overall responsibilities to the Portfolio or its other advisory clients.   To the extent authorized by said Section 28(e) and the Adviser and the Board, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.  The Subadviser will consult with the Adviser to the end that portfolio transactions on behalf of a Portfolio are directed to broker-dealers that participate in commission recapture programs benefiting the

Portfolio, provided that neither the Subadviser nor the Adviser will direct brokerage in recognition of the sale of Portfolio shares.

The Adviser understands and agrees that, should there be a failed trade for the Portfolio that has a material effect on such Portfolio, as determined by the Subadviser, the Subadviser in its discretion either will file a compensation claim with the broker responsible for the failed trade or otherwise make the Portfolio whole for any loss incurred.

F.         On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, and subject to the Adviser approval of the Subadviser’s trade aggregation and allocation  procedures, may, but shall be under no obligation to, aggregate the orders for securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner set forth in the Subadviser’s trade aggregation and allocation procedures.

G.        With respect to the provision of services by the Subadviser hereunder, the Subadviser will maintain all accounts, books and records with respect to each Portfolio as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules under both statutes.

H.        The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Portfolio, and does not have access to all of the Company’s books and records necessary to perform certain compliance testing.  However, to the extent that the Subadviser has agreed to perform the services specified in this Agreement, the Subadviser shall perform compliance testing with respect to the Portfolio based upon information in its possession and upon information and written instructions received from the Adviser or the Administrator and shall not be held in breach of this Agreement so long as it performs in accordance with such information and instructions.  The Adviser or Administrator shall promptly provide the Subadviser with copies of the Company’s Articles of Incorporation, By-Laws, current Prospectus and any written policies or procedures adopted by the Board applicable to the Portfolio and any amendments or revisions thereto, and Subadviser shall not be required to comply with any such documents until its receipt thereof or formal notice of the changes requiring immediate compliance.

I.          The Subadviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Portfolios are invested unless the Adviser gives the Subadviser written instructions to the contrary.  If provided with such notice, the Subadviser will vote proxies for the Portfolio according to the Subadviser’s voting policies.  The Subadviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Portfolios are invested to the Adviser or to any agent of the Adviser designated by the Adviser in writing.

The Subadviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Adviser and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Portfolios are invested.  Upon request, the Subadviser will submit a written voting recommendation to the Adviser for such proxies.  In making such recommendations, the Subadviser shall use its good faith judgment to act in the best interests of the Portfolios.  The Subadviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Subadviser or of its affiliates.

J.         Subadviser hereby authorizes Adviser to use Subadviser’s name and any applicable trademarks in the Company’s Prospectus, as well as in any advertisement or sales literature used by the Adviser or its agents to promote the Company and/or to provide information to shareholders of the Portfolio.  Upon termination of this Agreement, the Company and the Adviser shall as soon as is reasonably possible cease to use such names and applicable trademarks.

During the term of this Agreement, the Adviser shall furnish to the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, advertisements, sales literature, or other material prepared for distribution to shareholders of the Company or the public, which refer to the Subadviser or its clients in any way, prior to the use thereof, and the Adviser shall not use any such materials if the Subadviser reasonably objects within five business days (or such other time as may be mutually agreed) after receipt thereof.  The Adviser shall ensure that materials prepared by employees or agents of the Adviser or its affiliates that refer to the Subadviser or its clients in any way are consistent with the prospectus and those materials previously approved by the Subadviser.

3.         Compensation of Subadviser.  For the services provided to each Series, the Adviser will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Appendix A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Advisory Agreement, the Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Adviser.

4.         Liability of Subadviser.  Neither the Subadviser nor any of its directors, officers, employees or agents shall be liable to the Adviser or the Company for any loss or expense suffered by the Adviser or the Company resulting from its acts or omissions as Subadviser to the Portfolio, except for losses or expenses to the Adviser or the

Company resulting from willful misconduct, bad faith, or gross negligence in the performance of, or from reckless disregard of, the Subadviser’s duties under this Agreement.  Neither the Subadviser nor any of its agents shall be liable to the Adviser or the Company for any loss or expense suffered as a consequence of any action or inaction of other service providers to the Company in failing to observe the instructions of the Adviser, provided such action or inaction of such other service providers to the Company is not a result of the willful misconduct, bad faith or gross negligence in the performance of, or from reckless disregard of, the duties of the Subadviser under this Agreement.

5.         Non-Exclusivity.  The services of the Subadviser to the Portfolio[s] and the Company are not to be deemed to be exclusive, and the Subadviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided however, that the Subadviser may not consult with any other sub-adviser of the Company concerning transactions in securities or other assets for any investment portfolio of the Company, including the Portfolio[s], except that such consultations are permitted between the current and successor sub-advisers of a portfolio in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Investment Company Act of 1940, as amended. It is understood and agreed that the directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies.

6.         Adviser Oversight and Cooperation with Regulators.  The Adviser and Subadviser shall cooperate with each other in providing records, reports and other materials to regulatory and administrative bodies having proper jurisdiction over the Company, the Adviser and the Subadviser, in connection with the services provided pursuant to this Agreement; provided, however, that this agreement to cooperate does not apply to the provision of information, reports and other materials which either the Subadviser or Adviser reasonably believes the regulatory or administrative body does not have the authority to request or which is privileged or confidential information of the Subadviser or Adviser.

7.         Records.  The records relating to the services provided under this Agreement required to be established and maintained by an investment adviser under applicable law or those required by the Adviser or the Board of Directors for the Subadviser to prepare and provide shall be the property of the Company and shall be under its control; however, the Company shall permit the Subadviser to retain such records (either in original or in duplicate form) as it shall reasonably require.  In the event of the termination of this Agreement, such records shall promptly be returned to the Company by the Subadviser free from any claim or retention of rights therein; provided however, that the Subadviser may retain copies thereof.  Each party to this Agreement shall keep confidential any nonpublic information concerning the other party’s (or any Subadviser’s) duties hereunder and shall disclose such information only if the non-disclosing party has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities.

8.         Duration of Agreement.  With respect to each Series identified as a Portfolio on Appendix A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Portfolio this Agreement shall continue in full force and effect through November 30, 2011.  Thereafter, unless earlier terminated with respect to a Portfolio, the Agreement shall continue in full force and effect with respect to each such Portfolio for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Directors of the Company, or (ii) the vote of a majority of the outstanding voting shares of the Portfolio (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Directors of the Company who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Company or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Portfolio that was added to Appendix A hereto as a Portfolio after the date of this Amendment, the Agreement shall become effective on the later of (i) the date Appendix A is amended to reflect the addition of such Portfolio as a Portfolio under the Agreement or (ii) the date upon which the shares of the Portfolio are first sold to the public, subject to the condition that the Company’s Board of Directors, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Adviser, and the shareholders of such Portfolio, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Portfolio, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Portfolio.  Thereafter, unless earlier terminated with respect to a Portfolio, the Agreement shall continue in full force and effect with respect to each such Portfolio for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Directors of the Company, or (ii) vote of a majority of the outstanding voting shares of such Portfolio (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Directors of the Company who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Company or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

9.         Representations of Subadviser.  The Subadviser represents, warrants, and agrees as follows:

A.    The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B.    The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Company with a copy of such code of ethics, together with evidence of its adoption.

C.    The Subadviser has provided the Adviser and the Company with a copy of its Form ADV as most recently filed with the SEC and hereafter will furnish a copy of its annual amendment to the Adviser.

10.      Representations of Adviser.  The Adviser represents, warrants, and agrees that it:  (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement and the Advisory Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement and the Advisory Agreement; (iv) has the authority to engage the Subadviser and to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Subadviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

11.      Provision of Certain Information by Subadviser.  The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

A.    the Subadviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

B.    the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Company;

C.    the portfolio manager of a Portfolio changes or there is otherwise a “change in control” (as that phrase is interpreted under the 1940 Act and the Advisers Act) or management of the Subadviser.

12.      Provision of Certain Information by the Adviser.  The Adviser will promptly notify the Subadviser in writing of the occurrence of any of the following events:

A.    the Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

B.    the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Company;

C.    a controlling stockholder of the Adviser changes or there is otherwise an actual change in control or management of the Adviser.

13.      Termination of Agreement.  Notwithstanding the foregoing, this Agreement may be terminated at any time with respect to a Portfolio, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of such Portfolio on 60 days prior written notice to the Subadviser.  This Agreement may also be terminated by the Adviser: (i) on at least 120 days prior written notice to the Subadviser, without the payment of any penalty; (ii) upon material breach by the Subadviser of any of the representations and warranties, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if the Subadviser becomes unable to discharge its duties and obligations under this Agreement.  The Subadviser may terminate this Agreement at any time, without the payment of any penalty, on at least 90 days prior notice to the Adviser.  This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement between the Company and the Adviser.

14.      Amendment of Agreement.  No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no material amendment of this Agreement shall be effective until approved by vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of such approval.

15.      Miscellaneous.

A.    Governing Law.  This Agreement shall be construed in accordance with the laws of the State of Maryland, without giving effect to the conflicts of laws principles thereof, and with the 1940 Act.  To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

B.    Captions.  The Captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof  or otherwise affect their construction or effect.

C.    Entire Agreement.  This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties concerning management of the Portfolio and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

D.    Interpretation.  Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation, By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Company.

E.     Definitions.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the Act.   As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order.  Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Directed Services LLC

Attest:

/s/ Kathleen M. Nichols	By:	/s/ Todd Modic
Kathleen M. Nichols		Todd Modic
Assistant Secretary		Vice President
(Title)

American Century Investment Management, Inc.

Attest:

/s/ Jane Rose	By:	/S/ Otis H. Cowan
Jane Rose		Otis H. Cowan
Vice President
(Title)

APPENDIX A

TO

INVESTMENT SUBADVISORY AGREEMENT

BETWEEN

DIRECTED SERVICES LLC

AND

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

Portfolio	Annual Subadviser Fee
(as a percentage of average daily net assets)

ING American Century Small-Mid Cap Value Portfolio	0.65% on the first $50 million
0.60% on the next $50 million
0.55% on the next $100 million
0.50% on the next $50 million
0.45% on the next $100 million
0.40% on assets thereafter

APPENDIX B

Principal Executive Officers of ING Partners, Inc., who are Officers of Directed Services LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews — President and Chief Executive Officer

Michael J. Roland — Executive Vice President

Kimberly A. Anderson — Senior Vice President

Joseph M. O’Donnell — Executive Vice President and Chief Compliance Officer

Principal Executive Officers of Directed Services LLC

1475 Dunwoody Drive

West Chester, PA 19380

Name and Title

 Shaun P. Mathews — Executive Vice President

Richard Gelfand — Chief Financial Officer

 Kimberly A. Anderson — Senior Vice President

 Michael J. Roland — Senior Vice President

David Pendergrass — Senior Vice President and Treasurer

 Joseph M. O’Donnell — Senior Vice President and Chief Compliance Officer

Joy M. Benner — Secretary

Principal Executive Officers of American Century Investment Management, Inc.

4500 Main Street

Kansas City, MO 64111

Name and Title
James E. Stowers, Jr. — Director

Enrique Chang — President, Chief Executive Officer and Chief Investment Officer

Jonathan S. Thomas — Executive Vice President, Director

Maryanne L. Roepke — Chief Compliance Officer

John W. Zindel — Chief Financial Officer, Chief Accounting Officer and Senior Vice President

B-1

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